Exhibit 32.2
Health Grades, Inc.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Health Grades, Inc., a Delaware corporation (the “Company”), on Form 10-K/A for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Allen Dodge, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
* * *
/s/ ALLEN DODGE
Allen Dodge
Executive Vice President / CFO
Date: April 30, 2007
[A signed original of this written statement required by Section 906 has been provided to Health Grades, Inc. and will be retained by Health Grades, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]